1 Exhibit 10.20a AMENDED AND RESTATED SERVICES AGREEMENT This AMENDED AND RESTATED SERVICES AGREEMENT, dated as of August 18, 2026 (this “Agreement”), by and among Estee Lauder Inc., a Delaware corporation (“ELI”) and Melville Management Corporation, a Delaware corporation (“MMC”). W I T N E S S E T H: WHEREAS, this Agreement amends and restates in its entirety the Services Agreement entered into on January 1, 2003, by and among ELI, MMC, William P. Lauder (“WPL”) and Leonard A. Lauder; and WHEREAS, ELI is a subsidiary of The Estée Lauder Companies Inc. (“ELC”); and WHEREAS, MMC is a corporation owned and controlled by The Leonard A. Lauder 2013 Revocable Trust, and will be owned and controlled by WPL and Gary M. Lauder (“GML”); and WHEREAS, for many years ELI, ELC and other subsidiaries of each (together with ELI and ELC, the “EL Group”) have provided certain services, space and other benefits to MMC; and WHEREAS, MMC has paid the EL Group for such services, the use of such space and such other benefits; and WHEREAS, it is the intention of the parties hereto to formalize the relationship between the parties. NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereby agree as follows: 1. Services. (a) ELI hereby agrees to provide to MMC those business-related and administrative services listed on Schedule A attached hereto and such other services as ELI and MMC may mutually agree in writing (collectively, the “Services”), at a level requested by MMC; provided, that, unless the parties otherwise agree, the scope of such Services is consistent with the provision and cost of such Services in prior years and the cost of such Services is not in excess of 150% of the annual level of such Services provided in the last completed fiscal year of ELC. (b) The employees of an EL Group entity that are listed on Schedule B (the “MMC Service Providers”) provide services to MMC. MMC has agreed that in consideration of these services, MMC shall pay the percentage of the salary, bonus and other payroll and benefit costs attributable to each MMC Service Provider (the “Payroll Services”) as

2 set forth on Schedule B opposite each such MMC Service Provider’s name. MMC may from time to time, with the consent of ELI (which consent shall not be unreasonably withheld), change the MMC Service Providers; provided, however, that the overall obligation to provide Payroll Services pursuant hereto shall be limited in any particular year to 150% of the aggregate annual level of charges for such Payroll Services provided to the persons on Schedule B at the start of the last completed fiscal year. (c) The EL Group and its employees, directors and employees shall not be liable for any consequential or special damages for failure to perform the Services or Payroll Services to be provided hereunder. MMC will indemnify and hold harmless the EL Group, its officers, directors and employees (other than WPL, GML and their family members) against any third party losses, claims, damages or liabilities (or action in respect thereof) arising out of or based upon this Agreement or other expenses incurred by the EL Group in connection with investigating or defending any such action or claim as such expenses are incurred in each case, to the extent not arising from the gross negligence or willful misconduct of the EL Group. Notwithstanding anything to the contrary contained herein, MMC will indemnify and hold harmless the EL Group, its officers, directors and employees (other than WPL, GML and their family members) against any third party losses, claims, damages or liabilities (or action in respect thereof) arising out of or based upon, or brought by the MMC Service Providers or other expenses incurred by the EL Group in connection with investigating or defending any such action or claim as such expenses are incurred in each case, to the extent not arising from the gross negligence or willful misconduct of the EL Group. 2. Payments. (a) General. Except as set forth below, MMC shall pay to ELC (or an affiliate of ELC designated by ELC) (i) for Services provided hereunder an amount equal to 100% of the actual costs and expenses for such Services incurred by the EL Group attributable to such Services, (ii) an amount equal to 100% of any other expenses paid to or on account of MMC, which are not reimbursable by ELC pursuant to an applicable employment agreement or company policy of the EL Group, (iii) the full cost of providing Payroll Services for the MMC Service Providers as determined from time to time by ELC (or an affiliate of ELC designated by ELC), but which shall include for each person on Schedule B an amount equal to such persons’ wages (including salary and bonus) plus an amount equal to the Applicable Fringe Benefits Rate (as defined below) multiplied by the amount of such wages, and (iv) the cost attributable to the office space occupied by the MMC Service Providers, including the use of common spaces at the facility, calculated in accordance with the policies of the EL Group in determining the cost of similar office space at such locations and charged to corporate departments of the EL Group. The “Applicable Fringe Benefit Rate” shall be the fringe benefit rate from time to time applied to employees of the EL Group employed in corporate departments thereof. (b) Invoice; Prepayment. ELI (or an affiliate of ELI designated by ELI) shall provide an accounting to MMC at least monthly describing the amounts due to the EL Group in accordance with Section 2(a). Such amounts will be due and payable immediately. In order that no credit be extended, MMC shall at all times prepay the amounts incurred on their behalf by maintaining on deposit with ELC, sums sufficient to cover the amounts that become due pursuant to Section 2(a). It is understood and agreed that ELC will make no payments under

3 this Agreement at any time the amount on deposit is insufficient to cover such payment. No interest shall accrue on any amounts on deposit nor shall there be any discount for prepayment. (c) ELI shall keep books and records of the Services and Payroll Services provided, including reasonable supporting documentation of the costs and expenses attributable to such Services and Payroll Services, and shall make such books and records available to MMC upon reasonable notice during normal business hours. 3. Suspension of Services. ELI reserves the right, without any liability to MMC or to any MMC Service Provider, except as otherwise expressly provided in this Agreement, and without being in breach of any covenant of this Agreement to stop, interrupt or suspend any Services or Payroll Services, whenever and for so long as may be necessary or appropriate, by reason of accidents, emergencies, strikes or the making of repairs or changes which ELI is required in the operation of its business or by law to make or in good faith deems advisable, or by reason of difficulty in securing proper supplies of fuel, steam, water, electricity, labor or supplies or by reason of any other cause beyond ELI’s reasonable control, including governmental restrictions on the use of materials or the use of any of the building systems. In each instance, ELI shall exercise reasonable diligence to eliminate the cause of stoppage and to effect restoration of the Services or Payroll Services and shall give MMC reasonable notice, when practicable, of the commencement and anticipated duration of such stoppage. 4. General. (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. (b) Notices. All notices and other communications to any party hereunder shall be in writing (including via email or similar writing) and mailed, telecopied or delivered to such party at its address or email address set forth on the signature page hereof, with copies to the persons noted thereon, or to such other address or email address as such party may hereafter specify for the purpose. Each such notice, request or other communication shall be effective upon receipt, if delivered personally or by courier; when emailed, if emailed; and if sent by certified mail, three days after deposit (postage prepaid) with the U.S. mail service. (c) Headings. The headings of the various Sections of this Agreement have been inserted for convenience only and shall not be deemed to be part of this Agreement. (d) Binding Effect. Without the written consent of ELI, MMC may not assign its rights to receive services under this Agreement. This Agreement will be binding upon and inure to the benefit of ELI and its successors and assigns, and to MMC and its successors and permitted assigns. (e) No Oral Change. This Agreement may not be changed orally, but only by an agreement in writing signed by the parties hereto. (f) Termination. This Agreement may be terminated (i) by mutual written consent of the parties hereto, (ii) by written notice of such termination by MMC to ELI, (iii) at such time as none of WPL, GML or either of their descendants, spouses of descendants or

4 designees (as set forth in any stockholders’ or voting agreement, to which ELC or any other entity that is part of the EL Group may also be a party) are members of the Board of Directors of ELC, (iv) upon 30 days prior written notice if MMC is in default for thirty days in its payment obligations hereunder and such obligations in the aggregate exceed $100,000, provided that MMC has been given prior written notice of such default and an opportunity to cure, or (v) by ELI immediately if it is determined upon advice of counsel that ELI cannot legally provide the services contemplated hereunder. Upon termination, the payment obligations of MMC in respect of its indemnification obligation hereunder and Services, occupancy costs and Payroll Services rendered prior to such termination shall continue in full force and effect. (g) Entire Understanding. This Agreement sets forth the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and the transactions contemplated hereby and supersedes all prior written and oral agreements, arrangements and understandings relating to the subject matter hereof. (h) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto. [Signature page follows]

5 IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written. ESTEE LAUDER INC. MELVILLE MANAGEMENT CORPORATION BY: /s/Stéphane de La Faverie BY: /s/Lisa Somar Name: Stéphane de La Faverie Name: Lisa Somar Title: President and Chief Executive Officer Title: Secretary Address: Address: 767 Fifth Avenue New York, NY 10153 Attn: General Counsel Email: [XXX] 767 Fifth Avenue, 42nd Floor New York, NY 10153 Attn: Benjamin Zeliger, Esq. Email: [XXX]

A-1 Schedule A Telephone services Computer services (including without limitation hardware, software, network, server, email and technical support) Use of certain other EL Group resources, including without limitation properties and maintenance thereof Office supplies

B-1 Schedule B MMC Service Provider Percentage of the Payroll Services Paid by MMC [XXXX] [X]% [XXXX] [X]% [XXXX] [X]% [XXXX] [X]% [XXXX] [X]% [XXXX] [X]% [XXXX] [X]% [XXXX] [X]%